Subsequent Events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

On June 6, 2024, the Company entered into a Securities Purchase Agreement, pursuant to which the Company issued $3.3 million in principal amount of 8% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”). The Debentures were issued with an original issue discount of $300 thousand, resulting in gross proceeds of approximately $3 million and net proceeds of approximately $2.5 million after deducting estimated offering expenses.

The Debentures are convertible into an aggregate of 660,000 shares of the Company’s Common Stock at a conversion price of $5.00 per share, subject to adjustment. The Debentures mature on December 7, 2025, and bear interest at a rate of 8% per annum, payable monthly beginning one year from the issuance date.

Provided that no event of default has occurred or is continuing, and at least 33% of the principal amount of the Debentures has either previously been repaid or converted in accordance with the terms of the Debenture, the Company may elect, by notice to the holder of the Debentures, to extend the Maturity Date by six months upon the payment of six months’ interest on the then-outstanding principal amount.

The Debentures are secured by substantially all of the assets of the Company and its domestic subsidiaries, excluding certain specified assets. Additionally, the Company’s domestic subsidiaries have provided an unconditional guarantee of the Debentures. In connection with the issuance of the Debentures, the Company also issued warrants to purchase an aggregate of 330,000 shares of common stock at an exercise price of $5.00 per share, with a five-year term.